UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 6, 2018

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)	Columbia Sportswear Company’s (the "Company") Annual Meeting of Shareholders was held on June 6, 2018 (the “Meeting”).

(b)	Five matters, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission, were submitted to a vote of security holders at the Meeting:

1.	To elect directors for the next year;

2.	To approve the amendment to the Third Restated Articles of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 250,000,000;

3.	To approve the amendment to the Third Restated Articles of Incorporation to eliminate statutory preemptive rights;

4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2018; and

5.	To approve, by non-binding vote, executive compensation.

At the Meeting, 69,124,542 shares of common stock were represented in person or by proxy, which constituted 98.65% percent of the 70,066,439 shares of the Company outstanding and entitled to vote at the Meeting as of April 9, 2018, the record date of the Meeting, and a quorum. Each share was entitled to one vote at the Meeting.

1.	Election of Directors. All of the following directors were elected at the Meeting by the votes cast as follows:

	Votes For	Votes Against or Withheld	Broker Non-Votes
Gertrude Boyle	66,446,920	675,811	2,001,811
Timothy P. Boyle	66,280,016	842,715	2,001,811
Sarah A. Bany	66,404,248	718,483	2,001,811
Murrey R. Albers	65,788,144	1,334,587	2,001,811
Stephen E. Babson	66,356,229	766,502	2,001,811
Andy D. Bryant	65,573,228	1,549,503	2,001,811
Edward S. George	65,787,618	1,335,113	2,001,811
Walter T. Klenz	65,903,914	1,218,817	2,001,811
Ronald E. Nelson	66,847,327	275,404	2,001,811
Malia H. Wasson	66,849,492	273,239	2,001,811

2.
Amendment to Third Restated Articles of Incorporation. The proposal to amend the Third Restated Articles of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 250,000,000 was approved with the following votes:

For	Against	Abstentions
64,158,783	4,857,660	108,099

3.
Amendment to Third Restated Articles of Incorporation. The proposal to amend the Third Restated Articles of Incorporation to eliminate statutory preemptive rights was approved with the following votes:

For	Against	Abstentions
66,710,298	323,655	88,778

4.	Ratification of Auditors. The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018 was approved with the following votes:

For	Against	Abstentions
68,568,521	345,611	210,410

5.	Say on Pay. The proposal to approve, by non-binding vote, the Company’s executive compensation program, passed as management recommended with the following votes:

For	Against	Abstentions	Broker Non-Votes
66,700,621	126,683	295,427	2,001,811

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: June 11, 2018	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer and General Counsel